OPERATING ASSETS AND LIABILITIES	12 Months Ended
Dec. 31, 2019
OPERATING ASSETS AND LIABILITIES
OPERATING ASSETS AND LIABILITIES

SECTION 3—OPERATING ASSETS AND LIABILITIES

3.1—Intangible Assets

	Licenses,	Total
2019	Rights, and	Intangible
(DKK million)	Patents	Assets
Cost per January 1	798	798
Additions for the year	99	99
Disposals for the year	—	—
Exchange rate adjustment	—	—

Cost at December 31	897	897

Accumulated amortization and impairment per January 1	(328)	(328)
Amortization for the year	(99)	(99)
Disposals for the year	—	—
Exchange rate adjustment	—	—

Accumulated amortization and impairment per December 31	(427)	(427)
Carrying amount at December 31	470	470

	Licenses,	Total
2018	Rights, and	Intangible
(DKK million)	Patents	Assets
Cost per January 1	392	392
Additions for the year	406	406
Disposals for the year	—	—
Exchange rate adjustment	—	—

Cost at December 31	798	798

Accumulated amortization and impairment per January 1	(268)	(268)
Amortization for the year	(60)	(60)
Disposals for the year	—	—
Exchange rate adjustment	—	—

Accumulated amortization and impairment per December 31	(328)	(328)
Carrying amount at December 31	470	470

(DKK million)	2019	2018	2017
Depreciation, amortization, and impairments are included in the income statement as follows:
Research and development expenses	99	60	58
General and administrative expenses	—	—	—
Total	99	60	58

There were no impairment losses recognized in 2019 or 2018. Impairment losses of DKK 22 million related to licensed assets were recognized as part of research and development costs in 2017 as certain programs were discontinued.

In December 2019, Genmab entered into a research collaboration and license agreement with CureVac AG. The strategic partnership will focus on the research and development of differentiated mRNA-based antibody products by combining CureVac’s mRNA technology and know-how with Genmab’s proprietary antibody technologies and expertise. Genmab will provide CureVac with a $10 million upfront payment and a €20 million equity investment (Refer to Note 3.4 for details on the equity investment). The companies will collaborate on research to identify an initial product candidate and CureVac will contribute a portion of the overall costs for the development of this product candidate, up to the time of an Investigational New Drug Application. Genmab would thereafter be fully responsible for the development and commercialization of the potential product, in exchange for $280 million in development, regulatory and commercial milestones and tiered royalties in the range from mid-single digits up to low-double digits to CureVac. The agreement also includes three additional options for Genmab to obtain commercial licenses to CureVac’s mRNA technology at pre-defined terms, exercisable within a five-year period. If Genmab exercises any of these options, it would fund all research and would develop and commercialize any resulting product candidates with CureVac eligible to receive between $275 million and $368 million in development, regulatory and commercial milestone payments for each product, dependent on the specific product concept. In addition, CureVac is eligible to receive tiered royalties in the range from mid-single digits up to low double digits per product. The carrying amount of the intangible asset related to the CureVac agreement was DKK 67 million as of December 31, 2019. The intangible asset is being amortized on a straight line basis through December 2026.

In July 2018, Genmab entered into a research collaboration and exclusive license agreement with Immatics Biotechnologies GmbH (Immatics) to discover and develop next-generation bispecific immunotherapies to target multiple cancer indications. Genmab received an exclusive license to three proprietary targets from Immatics, with an option to license up to two additional targets at predetermined economics. Under the terms of the agreement, Genmab paid Immatics an upfront fee of $54 million and Immatics is eligible to receive up to $550 million in development, regulatory and commercial milestone payments for each product, as well as tiered royalties on net sales. The carrying amount of the intangible asset related to the Immatics agreements was DKK 274 million as of December 31, 2019 and DKK 323 million as of December 31, 2018. The intangible asset is being amortized on a straight line basis through July 2025.

The group has previously acquired licenses and rights to technology at a total cost of DKK 152 million, which have been fully amortized during the period from 2000 to 2005. The licenses and rights are still in use by the group and contribute to our research and development activities.

Accounting Policies

Research and Development

The group currently has no internally generated intangible assets from development, as the criteria for recognition of an asset are not met as described below.

Licenses and Rights

Licenses, rights, and patents are initially measured at cost and include the net present value of any future payments. The net present value of any future payments is recognized as a liability. Milestone payments are accounted for as an increase in the cost to acquire licenses, rights, and patents. Genmab acquires licenses and rights primarily to get access to targets and technologies identified by third parties.

Depreciation

Licenses, rights, and patents are amortized using the straight-line method over the estimated useful life of five to seven years. Amortization, impairment losses, and gains or losses on the disposal of intangible assets are recognized in the income statement as research and development costs, general and administrative expenses or discontinued operations, as appropriate.

Impairment

If circumstances or changes in Genmab’s operations indicate that the carrying amount of non-current assets in a cash-generating unit may not be recoverable, management reviews the asset for impairment.

Management’s Judgments and Estimates

Research and Development

Internally Generated Intangible Assets

According to the IAS 38, ‘‘Intangible Assets,’’ intangible assets arising from development projects should be recognized in the balance sheet. The criteria that must be met for capitalization are that:

•	the development project is clearly defined and identifiable and the attributable costs can be measured reliably during the development period;
•	the technological feasibility, adequate resources to complete and a market for the product or an internal use of the product can be documented; and
•	management has the intent to produce and market the product or to use it internally.

Such an intangible asset should be recognized if sufficient certainty can be documented that the future income from the development project will exceed the aggregate cost of production, development, and sale and administration of the product.

A development project involves a single product candidate undergoing a high number of tests to illustrate its safety profile and its effect on human beings prior to obtaining the necessary final approval of the product from the appropriate authorities. The future economic benefits associated with the individual development projects are dependent on obtaining such approval. Considering the significant risk and duration of the development period related to the development of biological products, management has concluded that the future economic benefits associated with the individual projects cannot be estimated with sufficient certainty until the project has been finalized and the necessary final regulatory approval of the product has been obtained. Accordingly, the group has not recognized such assets at this time and therefore all research and development costs are recognized in the income statement when incurred. Total research and development costs amounted to DKK 2,386 million in 2019, compared to DKK 1,431 million in 2018 and DKK 874 million in 2017.

Antibody Clinical Trial Material Purchased for Use in Clinical Trials

According to our accounting policies, antibody clinical trial material (antibodies) for use in clinical trials that are purchased from third parties will only be recognized in the balance sheet at cost and expensed in the income statement when consumed, if all criteria for recognition as an asset are fulfilled.

During both 2019 and 2018, no antibodies purchased from third parties for use in clinical trials have been capitalized, as these antibodies do not qualify for being capitalized as inventory under either the ‘‘Framework’’ to IAS/IFRS or IAS 2, ‘‘Inventories.’’ Management has concluded that the purchase of antibodies from third parties cannot be capitalized as the technical feasibility is not proven and no alternative use exists. Expenses in connection with purchase of antibodies are expensed as incurred.

Estimation of Useful Life

Genmab has licenses, rights, and patents that are amortized over an estimated useful life of the intangible asset. As of December 31, 2019, the carrying amount of the intangible assets was DKK 470 million (2018 – DKK 470 million). Genmab estimates the useful life of the intangible assets to be at least seven years based on the expected obsolescence of such assets. However, the actual useful life may be shorter or longer than seven years, depending on the development risk, the probability of success related to the development of a clinical drug as well as potential launch of competing products.

3.2—Property, Plant and Equipment

				Total
		Equipment,		property,
2019	Leasehold	furniture and	Assets under	plant and
(DKK million)	improvements	fixtures	construction	equipment
Cost per January 1	95	217	1	313
Additions for the year	3	64	48	115
Transfers between the classes	—	—	—	—
Disposals for the year	—	(2)	—	(2)
Exchange rate adjustment	—	—	—	—
Cost at December 31	98	279	49	426

Accumulated depreciation and impairment at January 1	(8)	(143)	—	(151)
Depreciation for the year	(6)	(34)	—	(40)
Disposals for the year	—	—	—	—
Exchange rate adjustment	—	—	—	—
Accumulated depreciation on disposals	—	2	—	2
Accumulated depreciation and impairment at December 31	(14)	(175)	—	(189)
Carrying amount at December 31	84	104	49	237

				Total
		Equipment,		property,
2018	Leasehold	furniture and	Assets under	plant and
(DKK million)	improvements	fixtures	construction	equipment
Cost per January 1	11	170	68	249
Additions for the year	7	41	28	76
Transfers between the classes	83	12	(95)	—
Disposals for the year	(6)	(7)	—	(13)
Exchange rate adjustment	—	1	—	1
Cost at December 31	95	217	1	313

Accumulated depreciation and impairment at January 1	(6)	(129)	—	(135)
Depreciation for the year	(8)	(20)	—	(28)
Disposals for the year	6	6	—	12
Exchange rate adjustment	—	—	—	—
Accumulated depreciation and impairment at December 31	(8)	(143)	—	(151)
Carrying amount at December 31	87	74	1	162

(DKK million)	2019	2018	2017
Depreciation, amortization, and impairments are included in the income statement as follows:
Research and development expenses	37	26	12
General and administrative expenses	3	2	—
Total	40	28	12

Capital expenditures in 2019 and 2018 were primarily related to the expansion of our facilities in the Netherlands and the United States to support the growth in our product pipeline.

Accounting Policies

Property, plant and equipment is mainly comprised of leasehold improvements, assets under construction, and equipment, furniture and fixtures, which are measured at cost less accumulated depreciation, and any impairment losses.

The cost is comprised of the acquisition price and direct costs related to the acquisition until the asset is ready for use. The present value of estimated liabilities related to the restoration of our offices in connection with the termination of the lease is added to the cost if the liabilities are provided for. Costs include direct costs, salary related expenses, and costs to subcontractors.

Depreciation

Depreciation, which is stated at cost net of any residual value, is calculated on a straight-line basis over the expected useful lives of the assets, which are as follows:

Equipment, furniture and fixtures	3 - 5 years
Computer equipment	3 years
Leasehold improvements	5 years or the lease term, if shorter

The useful lives and residual values are reviewed and adjusted if appropriate on a yearly basis. Assets under construction are not depreciated.

Impairment

If circumstances or changes in Genmab’s operations indicate that the carrying amount of non-current assets in a cash-generating unit may not be recoverable, management reviews the asset for impairment. The basis for the review is the recoverable amount of the assets, determined as the greater of the fair value less cost to sell or its value in use. Value in use is calculated as the net present value of future cash inflow generated from the asset. If the carrying amount of an asset is greater than the recoverable amount, the asset is written down to the recoverable amount. An impairment loss is recognized in the income statement when the impairment is identified.

3.3—Leases

The group has entered into lease agreements with respect to office space and office equipment. The leases are non-cancelable for various periods up to 2032.

Amounts recognized in the balance sheet

The balance sheet shows the following amounts relating to leases:

	December 31,	December 31,
(DKK million)	2019	2018
Right-of-use assets
Properties	173	—
Equipment	4	—
Total right-of-use assets	177	—

Lease liabilities
Current	26	—
Non-current	155	—
Total lease liabilities	181	—

There were no additions to the right-of-use assets in 2019.

Amounts recognized in the statement of comprehensive income

The statement of comprehensive income shows the following amounts relating to leases:

	December 31,	December 31,	December 31,
(DKK million)	2019	2018	2017
Depreciation charge of right-of-use assets
Properties	27	—	—
Equipment	1	—	—
Total depreciation charge of right-of-use assets	28	—	—

Interest expense	7	—	—
Expense relating to short-term leases	6	—	—

Interest expense is included in net financial items and expenses relating to short-term leases are included in operating expenses in the statement of comprehensive income.

The total cash outflow for leases in 2019 was DKK 38 million. See the table below for activities for lease liabilities in 2019:

	December 31,	Cash flows,	Other	December 31,
(DKK million)	2018	net	changes*	2019
Lease liabilities, due after 1 year	181	(38)	12	155
Lease liabilities, due within 1 year	24	—	2	26
Total lease liabilities	205	(38)	14	181

*       Other changes include non-cash movements, including accrued interest expense which are presented as operating cash flows in the statement of cash flows when paid.

Future minimum payments under our leases as of December 31, 2019 and December 31, 2018, are as follows:

(DKK million)	2019	2018
Payment due
Less than 1 year	32	31
1 to 3 years	64	65
More than 3 years but less than 5 years	27	45
More than 5 years	93	106
Total	216	247

During the second quarter of 2019, Genmab A/S’s subsidiary Genmab US, Inc., entered into a lease agreement with respect to office and laboratory space with a commencement date in March 2020 and is non-cancellable until August 2031. The total future minimum payments over the term of the lease are approximately DKK 215 million and estimated capital expenditures to fit out the space are approximately DKK 176 million of which DKK 48 million have been incurred and capitalized as of December 31, 2019.

During the third quarter of 2019, Genmab A/S’s subsidiary Genmab B.V., entered into a lease agreement with respect to office and laboratory space with a commencement date in February 2022 and is non-cancellable until January 2032. The total future minimum payments over the term of the lease are approximately DKK 90 million and estimated capital expenditures to fit out the space are approximately DKK 70 million.

Please refer to note 1.2 for disclosure of the impact of adoption of IFRS 16 on our consolidated financial statements. The comparative information has not been restated and continues to be reported under the accounting standards in effect for those periods.

Accounting Policies

All leases are recognized in the balance sheet as a right-of-use (“ROU”) asset with a corresponding lease liability, except for short term assets in which the lease term is 12 months or less, or low value assets.

ROU assets represent our right to use an underlying asset for the lease term and lease liabilities represent our obligation to make lease payments arising from the lease. The ROU asset is depreciated over the shorter of the asset’s useful life and the lease term on a straight-line basis over the lease term. In the income statement, lease costs are replaced by depreciation of the ROU asset recognized over the lease term in operating expenses, and interest expenses related to the lease liability are classified in financial items.

Genmab determines if an arrangement is a lease at inception. Genmab leases various properties and IT equipment. Rental contracts are typically made for fixed periods. Lease terms are negotiated on an individual basis and contain a wide range of different terms and conditions.

Assets and liabilities arising from a lease are initially measured on a present value basis. Lease liabilities include the net present value of fixed payments, less any lease incentives. As our leases do not provide an implicit rate, we use our incremental borrowing rate based on the information available at commencement date in determining the present value of lease payments. Our lease terms may include options to extend or terminate the lease when it is reasonably certain that we will exercise that option. In determining the lease term, management considers all facts and circumstances that create an economic incentive to exercise an extension option, or not exercise a termination option. Extension options (or periods after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated).

ROU assets are measured at cost and include the amount of the initial measurement of lease liability, any lease payments made at or before the commencement date less any lease incentives received, any initial direct costs, and restoration costs.

Payments associated with short-term leases and leases of low-value assets are recognized on a straight-line basis as an expense in the income statement. Short-term leases are leases with a lease term of 12 months or less and low-value assets comprise IT equipment and small items of office furniture.

3.4—Other Investments

The Group’s other investments consist of a DKK 149 million (€20 million) investment in CureVac AG, the developer of mRNA technology, which was entered into on December 19, 2019. This investment is also a strategic partnership that will focus on the research and development of differentiated mRNA-based antibody products by combining CureVac’s mRNA technology and know-how with Genmab’s proprietary antibody technologies and expertise. The investment in CureVac AG is recorded at fair value through profit and loss. This investment represents 2.2% ownership of CureVac AG and is recorded at a fair value of DKK 149 million as of December 31, 2019.

The payment related to this investment was made in March 2020. As of December 31, 2019, the investment was unpaid and was recorded within other payables. Please refer to note 3.7 for additional information regarding other payables.

Accounting Policies

Other investments are measured on initial recognition at fair value, and subsequently at fair value. Changes in fair value are recognized in the income statement under financial items.

3.5—Receivables

(DKK million)	2019	2018
Receivables related to collaboration agreements	2,849	1,266
Interest receivables	34	18
Other receivables	56	34
Prepayments	62	19
Total	3,001	1,337
Non-current receivables	11	10
Current receivables	2,990	1,327
Total	3,001	1,337

During 2019 and 2018, there were no losses related to receivables and the credit risk on receivables is considered to be limited. The provision for expected credit losses was not significant given that there have been no credit losses over the last three years and the high-quality nature (top tier life science companies) of Genmab’s customers are not likely to result in future default risk.

The receivables are mainly comprised of royalties and milestones from our collaboration agreements and non-interest bearing receivables which are due less than one year from the balance sheet date. Please refer to note 4.2 for additional information about interest receivables and related credit risk.

Accounting Policies

Receivables are designated as financial assets measured at amortized cost and are initially measured at fair value or transaction price and subsequently measured in the balance sheet at amortized cost, which generally corresponds to nominal value less expected credit loss provision.

Genmab utilizes a simplified approach to measuring expected credit losses and uses a lifetime expected loss allowance for all receivables. To measure the expected credit losses, receivables have been grouped based on credit risk characteristics and the days past due.

Prepayments include expenditures related to a future financial year. Prepayments are measured at nominal value.

3.6—Provisions

(DKK million)	2019	2018
Provisions per January 1	1	1
Additions during the year	1	—
Used during the year	—	—
Released during the year	—	—
Total at December 31	2	1
Non-current provisions	2	1
Current provisions	—	—
Total at December 31	2	1

Provisions include contractual restoration obligations related to our lease of offices. In determining the fair value of the restoration obligation, assumptions and estimates are made in relation to discounting, the expected cost to restore the offices and the expected timing of those costs.

The majority of non-current provisions are expected to be settled in 2022.

Accounting Policies

Provisions are recognized when the group has an existing legal or constructive obligation as a result of events occurring prior to or on the balance sheet date, and it is probable that the utilization of economic resources will be required to settle the obligation. Provisions are measured at management’s best estimate of the expenses required to settle the obligation.

A provision for onerous contracts is recognized when the expected benefits to be derived by the group from a contract are lower than the unavoidable cost of meeting its obligations under the contract. The provision is measured at the present value of the lower of the expected cost of terminating the contract and the expected net cost of continuing with the contract. When the group has a legal obligation to restore our office lease in connection with the termination, a provision is recognized corresponding to the present value of expected future costs. The present value of a provision is calculated using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the provision due to passage of time is recognized as an interest expense.

3.7—Other Payables

(DKK million)	2019	2018
Liabilities related to collaboration agreements	8	6
Staff cost liabilities	48	30
Other liabilities	715	213
Accounts payable	69	69
Total at December 31	840	318

Non-current other payables	1	2
Current other payables	839	316
Total at December 31	840	318

Accounting Policies

Other payables are initially measured at fair value and subsequently measured in the balance sheet at amortized cost. The current other payables are comprised of liabilities that are due less than one year from the balance sheet date and are in general not interest bearing and settled on an ongoing basis during the financial year. Non-current payables are measured at the present value of the expenditures expected to be required to settle the obligation using a pre-tax rate that reflects current market assessments of the time value of money and the risks specific to the obligation. The increase in the liability due to passage of time is recognized as interest expense.

Staff Costs Liabilities

Wages and salaries, social security contributions, paid leave and bonuses, and other employee benefits are recognized in the financial year in which the employee performs the associated work. Termination benefits are recognized as an expense, when the Genmab group is committed demonstrably, without realistic possibility of withdrawal, to a formal detailed plan to terminate employment. The group’s pension plans are classified as defined contribution plans, and, accordingly, no pension obligations are recognized in the balance sheet. Costs relating to defined contribution plans are included in the income statement in the period in which they are accrued and outstanding contributions are included in other payables.

Accounts Payable

Accounts payable are measured in the balance sheet at amortized cost.

Other Liabilities

Other liabilities primarily includes accrued expenses related to our research and development project costs.